UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 22, 2020
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On October 22, 2020, the Board of Directors of Ekso Bionics Holdings, Inc. (the “Company”) determined to schedule the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) for Tuesday, December 29, 2020 at 8:30 a.m. Pacific time. The Annual Meeting will be held virtually due to the ongoing COVID-19 pandemic. More details about the Annual Meeting, including information on how to vote your shares, will be provided in the Company’s proxy statement for the Annual Meeting (the “Company Proxy Statement”), to be filed with the Securities and Exchange Commission.

Under our By-laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at the Annual Meeting, such stockholder must give written notice to our Corporate Secretary in writing at our principal offices, Ekso Bionics Holdings, Inc., 1414 Harbour Way South, Suite 1201, Richmond, California 94804, Attention: Corporate Secretary. The Secretary must receive such notice not later than November 2, 2020.

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals that are received at our principal offices at the address and by the date described above may be eligible for inclusion in the Company Proxy Statement.

Our By-laws also specify requirements as to the form and content of a stockholder’s notice. We will not entertain any proposals or nominations that do not meet those requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ John F. Glenn
Name:	John F. Glenn
Title:	Chief Financial Officer
Dated:	10/23/2020